                                                                    Exhibit 99.1

                             Joint Filer Information

Form 4

Designated Filer:                       RW LSG Holdings LLC

Other Joint Filers:                     Riverwood Capital Partners L.P.,
                                        Riverwood Capital L.P., and Riverwood
                                        Capital GP Ltd.

Addresses:                              The principal business address of each
                                        of the joint filers listed above is 70
                                        Willow Road, Suite 100, Menlo Park,
                                        CA 94025

Date of Event Requiring Statement:      09/11/2013

Issuer Name and Ticker or Trading
Symbol:                                 Lighting Science Group Corporation
                                        [LSCG]

Signatures:

                                        RW LSG HOLDINGS LLC

                                        By:   Riverwood Capital Partners L.P.,
                                              as Managing Member

                                        By:   Riverwood Capital L.P.,
                                              as General Partner

                                        By:   Riverwood Capital GP Ltd.,
                                              as General Partner

                                        By:   *
                                              ----------------------------------
                                              Name: Michael E. Marks
                                              Title: Director

                                        RIVERWOOD CAPITAL PARTNERS L.P.

                                        By:   Riverwood Capital L.P.,
                                              as General Partner

                                        By:   Riverwood Capital GP Ltd.,
                                              as General Partner

                                        By:   *
                                              ----------------------------------
                                              Name: Michael E. Marks
                                              Title: Director

                                        RIVERWOOD CAPITAL L.P.

                                        By:   Riverwood Capital GP Ltd.,
                                              as General Partner

                                        By:   *
                                              ----------------------------------
                                              Name: Michael E. Marks
                                              Title: Director

                                        RIVERWOOD CAPTIAL GP Ltd.

                                        By:   *
                                              ----------------------------------
                                        Name: Michael E. Marks
                                              Title: Director

                                        * /s/ Mei Liang
                                        ----------------------------------------
                                        Attorney-in-fact for Reporting Persons
                                        pursuant to Power of Attorney
Date: September 13, 2013